THE NEXT EVOLUTION IN CELLULAR MEDICINE Investor Presentation June 2023

All statements in this presentation other than statements of historical facts regarding Celularity Inc. (“Celularity”) are “forward-looking statements” reflecting management’s current beliefs and expectations, including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including but not limited to: the inherent risks in biotechnological development, including with respect to the development of novel cellular therapies, and the clinical trial and regulatory approval process; and risks associated with Celularity’s current liquidity, as well as developments relating to Celularity’s competitors and industry, along with those risk factors set forth under the caption “Risk Factors” in Celularity’s current annual report on Form 10-K filed with the Securities and Exchange Commission “SEC” and other filings with the SEC. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of or securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Celularity makes no representation or warranty as to the accuracy or completeness of the data contained herein and shall have, and accept, no liability of any kind, whether in contract, tort (including negligence) or otherwise, to any third party arising from or related to use of this presentation or the data contained herein. Certain information contained in this presentation relates to or is based on studies, publications, surveys and Celularity’s own internal estimates and research. Such estimates and research have not been verified by any independent source. In addition, market data which may be included in this presentation may involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.   Celularity owns or has the rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Celularity, or an endorsement or sponsorship by or of Celularity.   Legal Disclaimers

ABOUT CELULARITY Celularity Inc. (Nasdaq: CELU) headquartered in Florham Park, N.J., is a biotechnology company developing placental-derived allogeneic cell therapies and advanced biomaterial-based therapeutics products. Our IMPACT platform capitalizes on the benefits of placental-derived stem, progenitor and immune cells to target multiple diseases and provides seamless integration, from bio-sourcing through manufacturing cryopreserved and packaged allogeneic cells at our purpose-built 150,000-square-foot facility. Our cell therapy investigational products — stem cell-derived unmodified and genetically modified natural killer (NK) cells, T-cells engineered with a CAR (CAR T-cells), and mesenchymal-like adherent stromal cells (MLASCs) — are the foundation of programs in cancer, autoimmune, infectious, immunological and degenerative diseases. Our advanced biomaterial commercial products target indications in degenerative diseases. A comprehensive and deep (>1,500) worldwide patent portfolio protects our platform, processes, applications and technologies. CONFIDENTIAL

CELULARITY’S VISION Lead the transformative potential of placental-derived therapeutics: advance the discovery of the placenta as an abundant, renewable source of advanced biomaterials and newborn cells, which are biologically preferred to cells from adult bone marrow or peripheral blood. Target high value markets with high unmet need: broad therapeutic applications including cancer, autoimmune, infectious, immunological and degenerative diseases. Deliver off-the-shelf, affordable therapies: cryopreserved allogeneic cellular medicines and biomaterial products that clinicians can access on demand and off-the-shelf, enabling repeat dosing/multiple cycles as typical of the outpatient setting. Deliver innovative off-the-shelf allogeneic cellular medicines and biomaterials for patients with high unmet need at unparalleled scale, quality and economics Mission Statement

# CELULARITY: COMPANY HISTORY

## Celgene Spin-out (2017) Leveraging 20+ Years of Cellular Therapeutics Innovation

2000 ······ 2016 | 2017 → 2018 → 2019 → 2020 → 2021 → 2022 → 2023 →

- celularity formed from Celgene Cell Therapeutics spin-out
- $45M Series A Financing
- $210M Series B Financing
- FIH cryopreserved allogeneic placental-derived NK cell therapy program launched (CYNK-001)
- Placental Exosome program launched (pExo)
- Allogeneic Placental Pluripotent Cell program launched (APPL-001)
- IND Safe to Proceed CYNK-001 in COVID-19
- $100M Series B-1 Financing
- Celularity and GX Acquisition Corp. Announced Merger Agreement to Create a Publicly Listed Leader in Allogeneic Cellular Therapy
- Placental T-cell/CAR-T program launched (CYCART-19)
- Exclusive Strategic Partnership with IMUGENE (Developing Cancer Immunotherapies)
- Nasdaq Company Ticker Updated to "CELU" on Nasdaq
- Fast Track Designation by the FDA for CYNK-001 in the Treatment of AML
- Fast Track and Orphan Designation by the FDA for CYNK-101 in the Treatment of Advanced HER2/neu Positive Gastric and GEJ Cancers
- Added To The Russell 3000® Index And The Small-Cap Russell 2000®
- $30 Million Private Placement Priced At-The-Market Under Nasdaq Rules
- $150 Million Pre-Paid Advance Agreement with Yorkville
- New Data in Frontiers in Immunology Demonstrating Placental-derived Natural Killer Cells (CYNK) Recognized and Eliminated Influenza A Virus (IAV)-infected Cells In Vitro
- Halal Certification of its Advanced Cellular Therapeutics, Biomaterial Products and Business Model
- Placental-Derived Allogeneic Cell Therapy Provides Clinically Meaningful Benefit and Durable Biological Effect in Patients with Moderate to Severe Crohn's Disease in Phase 1, Phase 1b/2a and Phase 1b Studies
- Territory Distribution Agreement for the Middle East and the broader Islamic world
- Product Distribution Agreement with Tamer Group to be the Exclusive Distributor for the Kingdom of Saudi Arabia

**2000** – Anthrogenesis Corporation – Founded by Dr. Robert Hariri

**2002** – Anthrogenesis acquired by Celgene, becomes Celgene Cellular Therapeutics

**2005** – Allogeneic Placental Mesenchymal-like Stromal Cells in Crohn's, DFU

**2016** – FIH allogeneic placental-derived NK cell therapy product (Placental NK-007)

***KEY:*** *CORPORATE MILESTONE* *CLINICAL MILESTONE* *FINANCIAL MILESTONE*

CONFIDENTIAL

Page 5

OUR EXPERIENCED LEADERSHIP TEAM With Deep Expertise in Cell Therapy and Advanced Biomaterials John Haines Senior EVP, GM & Chief Administrative Officer David Beers, CFA Chief Financial Officer Robert J. Hariri, M.D., Ph.D. Chairperson, Founder, & CEO Anthrogenesis C O R P O R A T I O N Stephen Brigido, DPM President, Degenerative Diseases Adrian Kilcoyne, M.D., M.P.H., M.B.A. EVP & Chief Medical Officer

# CELULARITY PLACENTAL-DERIVED PRODUCT PLATFORM

## Leveraging the Benefits of Placental-Derived Cells and Biomaterials to Target Multiple Diseases

**PLACENTA**

- T-Cell Isolation + Genetic Modification
- NK CD 34+ Cell Isolation
- NK CD34+ Cell Isolation + Genetic Modification
- Mesenchymal-like Adherent Stromal Cell Isolation

**CELL THERAPY & ADVANCED BIOMATERIAL PRODUCTS**

**One Placenta →Many Patients**

- Universal donor material
- No requirement for matching between a patient and donor


1 Donor

**Cryopreserved - On Demand & Off-The-Shelf**

- No immunogenicity or toxicity
- Re-dose\fine tune treatments
- Absence of allo-antibodies



*IMMUNOLOGICAL & DEGENERATIVE DISEASES*

*INFECTIOUS DISEASE*

*HEMATOLOGICAL & SOLID TUMOR CANCERS*

*AUTOIMMUNE DISEASES*

### Postpartum Placenta

- Abundant, reliable, renewable and biologically consistent raw material
- *Nature's 'professional' **universal donor tissue***
- +140 Million Worldwide

### Unique Biological Properties

- Greater proliferative performance, and persistence
- Greater natural immune tolerance

### 100-100K Doses/Placenta

- Unparalleled scalability

CONFIDENTIAL

Page 7

SINGLE SOURCE MATERIAL Placenta T-Cell Genetically Modified NK Unmodified NK Mesenchymal-like Adherent Stromal Cells 7 KEY PROGRAMS CYNK-301 CYNK-001 APPL-001 > 7 INITIAL INDICATIONS Crohn’s CYCART-19 NHL, MCL AML AML ALLOGENEIC CELL TYPES AND ADVANCED BIOMATERIALS Other indications CYNK-302 NSCLC CYCART-201 NHL, MCL HER2+Tumors Exosomes pEXO Osteoarthritis Advanced Biomaterials Degenerative Diseases SINGLE-SOURCE, PLACENTAl-BASED PLATFORM DRIVING BROAD PIPELINE The Placenta Cell Therapy Biomaterials Manufacturing

Celularity benefits from Celgene’s 15 year+ investment in developing the technologies and capabilities required to manufacture cellular products at scale with consistent and reliable quality MANUFACTURING OVERVIEW Fully Integrated, Purpose-Built Commercial Scale Manufacturing Site Including Translational Research & Biorepository Purpose Built Facility for Commercial-scale Cellular Therapeutic Manufacturing $80M investment in cGMP/cGTP manufacturing Enables greater control, efficiency and optimization than is achievable by outsourcing to contract manufacturing organizations (CMOs) alone Staffed by Highly Specialized Scientists, Engineers & Technicians Optimized, product-specific CMC, QA/QC and manufacturing processes accelerate product development, production and commercialization Over 2 decades of experience with source material procurement Commercial Scale, GMP-ready 9 Grade C/ISO 7 suites 6 Grade D/ISO 8 labs Dedicated translational research labs

# CELL THERAPY

## Clinical Pipeline

| | | | | PRE-CLINICAL | | CLINICAL | |
|---|---|---|---|---|---|---|---|
| **Hematological Malignancies** | **Platform** | **Functionality** | **Indication** | **Discovery** | **IND-Enabling** | **Phase 1/2** | **Phase 2/3** |
| **CYNK-001** | pNK | Unmodified | AML | | | | |
| **CYNK-301** | pNK | IL15 + Marrow Homing + CAR | AML | | | | |
| **CYCART-19** | pT | CD19 + TCR KO | NHL, MCL | | | | |
| **CYCART-201** | pT | CD16 + TCR KO + mAb | NHL, MCL | | | | |
| **Solid Tumor** | **Platform** | **Functionality** | **Indication** | **Discovery** | IND-Enabling | Phase 1/2 | **Phase 2/3** |
| **CYCART-201** | pT | CD16 + TCR KO + mAb | HER2+ Tumors | | | | |
| **CYNK-302** | pNK | CD16 + IL15 + CAR | NSCLC | | | | |
| **Autoimmune & Degenerative Disease** | **Platform** | **Functionality** | **Indication** | **Discovery** | **IND-Enabling** | **Phase 1/2** | **Phase 2/3** |
| **APPL-001** | MLASC | TF KO | Crohn's<br>Other potential indications | | | | |
| **pEXO-001** | pEXO | Unmodified | Osteoarthritis | | | | |

CONFIDENTIAL

Page 10

# DEGENERATIVE DISEASES

## Advanced Biomaterial Products Pipeline

| Degenerative Diseases | Indication | Discovery | Regulatory | Brands |
|---|---|---|---|---|
| Placental Connective Tissue Matrix | Integumental Tissue Replacement | | 361 HCT/P | Interfyl® |
| Amniotic Membrane Allograft | Wound Covering | | 361 HCT/P | BIOVANCE® |
| Tri-Layer Amniotic Membrane Allograft | Wound Covering | | 361 HCT/P | 3L |
| Tri-Layer Amniotic Membrane Allograft | Protective Cover | | 361 HCT/P | Biovance 3L OCULAR |
| Connective Tissue Wrap | Tendon | | | |
| FUSE Bone Void Filler | Bone, Spine, Dental | | | |

| Degenerative Diseases | Indication | Preclinical | Regulatory | Phase 1 | Phase 2 |
|---|---|---|---|---|---|
| Extracellular Matrix Particulates | Aesthetics | | | | |
| Extracellular Particulate Matrix | Osteoarthritis | | | | |

CONFIDENTIAL

Page 11

CURRENT COMMERCIAL PORTFOLIO Degenerative Diseases Improving Patients Health with Placental-Derived Advanced Biomaterial Products Page 12

DEGENERATIVE DISEASE PORTFOLIO Commercial Opportunities Deliver Revenue Biovance®: Intact, natural extracellular matrix that provides a foundation for the wound regeneration process and acts as a scaffold for restoration of functional tissue. Biovance 3L: a trilayer human amniotic membrane product focused on the ocular and surgical markets. Interfyl® human connective tissue matrix used by a variety of medical specialists to fill soft tissue deficits resulting from wounds, trauma, or surgery. In the U.S. Celularity sales force Independent distributors In the Middle East Exclusive distribution agreements Saudi Arabia United Arab Emirates, Qatar, Bahrain, Oman, Kuwait and Egypt

THE NEXT EVOLUTION IN CELLULAR MEDICINE